Statement of Additional Information Supplement July 15, 2014

For all the following funds with statements of additional information dated September 1, 2013 — May 1, 2014 (each as supplemented to date):

AMCAP Fund®	Capital World Growth and Income Fund®
American Balanced Fund®	Fundamental Investors®
American Funds Developing World Growth and Income FundSM	The Growth Fund of America®
American Funds Global Balanced FundSM	The Income Fund of America®
American Funds Inflation Linked Bond FundSM	International Growth and Income FundSM
American Funds Mortgage Fund®	The Investment Company of America®
American Funds Target Date Retirement Series®	New Perspective Fund®
American High-Income Trust®	New World Fund,® Inc.
American Mutual Fund®	SMALLCAP World Fund,® Inc.
The Bond Fund of America®	The Tax-Exempt Fund of Maryland®
Capital Income Builder®	The Tax-Exempt Fund of Virginia®
Capital World Bond Fund®	U.S. Government Securities Fund®

The “Sales charges” section of the statement of additional information under the heading “Dealer commissions and compensation” is amended in its entirety to read as follows:

Commissions (up to 1.00%) are paid to dealers who initiate and are responsible for certain Class A share purchases not subject to initial sales charges. These purchases consist of a) purchases of $1 million or more, b) purchases by employer-sponsored defined contribution-type retirement plans investing $1 million or more or with 100 or more eligible employees, and c) purchases made at net asset value by certain retirement plans, endowments and foundations with assets of $50 million or more. Commissions on such investments (other than IRA rollover assets that roll over at no sales charge under the fund’s IRA rollover policy as described in the prospectus) are paid to dealers at the following rates: 1.00% on amounts of less than $10 million, .50% on amounts of at least $10 million but less than $25 million and .25% on amounts of at least $25 million. Commissions are based on cumulative investments over the life of the account with no adjustment for redemptions, transfers, or market declines. For example, if a shareholder has accumulated investments in excess of $10 million (but less than $25 million) and subsequently redeems all or a portion of the account(s), purchases following the redemption will generate a dealer commission of .50%.

A dealer concession of up to 1% may be paid by the fund under its Class A plan of distribution to reimburse the Principal Underwriter in connection with dealer and wholesaler compensation paid by it with respect to investments made with no initial sales charge.

Keep this supplement with your statement of additional information.

MFGEBS-088-0714O CGD/10149-S44226